Exhibit (j)(i)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 69 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.

                                       /s/ Ropes & Gray LLP
                                       --------------------
                                       Ropes & Gray LLP


Washington, D.C.
November 28, 2008